INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Numbers 2-85628, 33-15102, 33-87662 and 33-87664 of Techniclone International
Corporation on Form S-8 of our report dated June 21, 1996, appearing in this Annual Report on Form 10-K of Techniclone International Corporation for the year ended April 30, 1996.

/s/ Deloitte & Touche LLP

Costa Mesa, California
March 3, 1997



                                   EXHIBIT 23

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